CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" in the Prospectus and to the incorporation by reference of our report dated January 31, 2003 in this Registration Statement (Form N-2 No. 811-6674) of The Greater China Fund, Inc.



                                                       /s/ Ernst & Young LLP
                                                       ERNST & YOUNG LLP




New York, New York
February 4, 2004